SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Portal Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PORTAL SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JANUARY 30, 2003

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Portal Software, Inc., a Delaware corporation (the “Company”), will be held on Thursday, January 30, 2003 at 10:00 a.m. at The Hilton Garden Inn Cupertino, 10741 North Wolfe Road, Cupertino, CA 95014, for the following purposes:

1.	To elect three Class III directors to serve three-year terms expiring upon the 2005 Annual Meeting of Stockholders or until his or her respective successor is duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 31, 2003;

3.
To consider and act upon a proposed amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at an exchange ratio ranging from one-for-five up to one-for-fifteen (the “Reverse Stock Split”). If the Reverse Stock Split is implemented, and, depending on the exchange ratio approved by the Board of Directors in their sole discretion, every five shares to every fifteen shares of our outstanding common stock will be exchanged for one share of common stock.

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on December 13, 2002 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope provided for that purpose. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. Any stockholder attending the meeting may vote in person even if he or she returned a Proxy in which case your Proxy will be revoked automatically.

By Order of the Board of Directors

Mitchell L. Gaynor
Vice President, General Counsel,
and Secretary

Cupertino, California
December 23, 2002

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IN THE ENCLOSED ENVELOPE.

PORTAL SOFTWARE, INC.

PROXY STATEMENT

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors (the “Board”) of Portal Software, Inc. (the “Company” or “Portal”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, January 30, 2003 at 10:00 a.m. at The Hilton Garden Inn Cupertino, 10741 North Wolfe Road, Cupertino, CA 95014, or any adjournment or adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company’s principal executive offices are located at 10200 South De Anza Boulevard, Cupertino, California 95014, and its telephone number at that location is (408) 572-2000.

These Proxy materials were mailed to stockholders on or about December 23, 2002.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on December 13, 2002 (the “Record Date”) are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company on the Record Date consisted of 186,355,920 shares of Common Stock. No shares of Preferred Stock are outstanding. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company. The closing market price of the Company’s Common Stock on Nasdaq on December 13, 2002 was $0.98 per share.

Voting and Revocability of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR approval of Proposals 2 and 3 described in this Proxy Statement. The enclosed Proxy is revocable at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. If a person who has executed and returned a Proxy is present at the meeting and wishes to vote in person, he or she may elect to do so; and any such vote in person will automatically revoke the power of the proxy holders to vote his or her Proxy.

Voting and Solicitation

Each share of Common Stock issued and outstanding as of the Record Date shall have one vote on each of the matters presented herein. Stockholders do not have the right to cumulate votes in the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “For”, “Against” or “Withheld From” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions and broker non-votes also will be counted by the Company as present at the meeting for purposes of determining the presence of a quorum. Abstentions will be counted by the Company in determining the total number of Votes Cast with respect to a proposal (other than the election of directors) and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be counted in determining the number of Votes Cast with respect to a proposal and, therefore, will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

The cost of soliciting Proxies will be borne by the Company. Proxies may be solicited by certain of the Company’s directors, officers and employees, without additional compensation, in person or by telephone, electronic mail or facsimile. In addition, the Company has retained the services of Georgeson Shareholder to assist in the solicitation of proxies for an estimated fee of $2,500.00 plus reimbursement of expenses. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s Annual Meeting of Stockholders to be held in fiscal 2004 must be received by the Company no later than February 13, 2003 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the Annual Meeting to be held in fiscal 2004 will confer discretionary authority to vote for or against any stockholder proposal presented at that meeting, unless the Company receives notice of that proposal not later than April 29, 2003.

Share Ownership by Principal Stockholders and Management

The following table sets forth the beneficial ownership of common stock of the Company based upon 177,459,211 shares of our Common Stock outstanding as of November 1, 2002 as to (a) each current director and nominee for director; (b) each executive officer and former executive officer named in the Summary Compensation Table (hereafter referred to as the “named executive officers”); (c) all current directors and executive officers as a group; and (d) each person known to the Company to beneficially own at that time more than 5% of the outstanding shares of Portal’s common stock. Unless otherwise specified, the address of each beneficial owner is 10200 South De Anza Boulevard, Cupertino, California 95014.

Name of Beneficial Owner	Shares Beneficially Owned (1)	Approximate Percent of Class Owned
John E. Little (2)	35,064,524	19.7%
David S. Labuda (3)	11,026,775	6.2%
Marc Aronson (4)	313,643	*
J. David Martin	0	*
Kevin P. Mosher (5)	1,080,551	*
Arthur C. Patterson (6)	5,527,542	3.1%
Michael E. Regan (7)	1,008,376	*
Steven R. Sommer (8)	1,519,380	*
Jennifer Taylor (9)	3,333	*
Robert P. Wayman (10)	83,998	*
Lewis O. Wilks (11)	22,000	*
Edward J. Zander (12)	482,452	*
All current executive officers and directors as a group (16 persons) (13)	53,295,088	29.7%

*	Less than one percent.
(1)
The table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting and investment power with respect to all securities shown as beneficially owned, subject to community property laws where applicable and to the information contained in the footnotes to the table.

(2)	Includes 34,695,364 shares held in trust by Mr. Little and 369,160 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002.
(3)
Includes 337,661 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002. Includes one share held directly by Mr. Labuda. Also includes 8,267,741 shares held in trust by Mr. Labuda as trustee of the David S. Labuda Separate Property Trust U/D/T dated December 30, 1998. Also includes 1,256,740 shares held in trust by Mr. Labuda and Cindy A. Labuda, Mr. Labuda’s wife, as trustees of the Labuda Community Trust U/D/T dated December 30, 1998. Also includes 375,772 shares of common stock held by Cindy A. Labuda, trustee of the Cindy A. Labuda Separate Property Trust U/D/T dated

December 30, 1998 and 280,000 shares held in the name of the Kira Anne Labuda Trust dated 12/31/97. Also includes 127,215 shares held in the name of the Paige Elyse Labuda Trust dated 12/28/00. Also includes 127,215 shares held in the name of the Chad Austin Labuda Trust dated 12/28/00. Also includes 127,215 shares held in the name of the Evan Pierce Labuda Trust dated 12/28/00. Also includes 127,215 shares held in the name of the Trevor Lee Labuda Trust dated 12/28/00. Mr. Labuda disclaims beneficial ownership of all of these latter 1,164,632 shares.

(4)	Includes 240,332 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002.
(5)	Mr. Mosher’s employment with Portal ended as of December 14, 2001.
(6)
Includes 456,629 shares held by Accel Internet/Strategic Technology Fund L.P., 202,950 shares held by Accel Investors ‘96 L.P., 67,648 shares held by Accel Keiretsu V L.P., 3,407,813 shares held by Accel V L.P., 689 shares held by Accel Investors ‘99(C) L.P., 517,712 shares held by ACP Family Partnership L.P. and 210,132 shares held by Ellmore C. Patterson Partners. Mr. Patterson is a managing member of Accel Internet/Strategic Technology Fund Associates L.L.C., (the general partner of Accel Internet/Strategic Technology Fund L.P.), Accel Keiretsu V Associates L.L.C. (the general partner of Accel Keiretsu V L.P.), and Accel V Associates L.L.C. (the general partner of Accel V L.P.). Mr. Patterson is the General Partner of Accel Investors ‘96 L.P., Accel Investors ‘99(C) L.P., ACP Family Partnership L.P. and Ellmore C. Patterson Partners and is also a director of Portal. However, Mr. Patterson disclaims beneficial ownership of all these shares, except to the extent of his pecuniary interest therein. Also includes 628,065 shares held directly by Mr. Patterson. Also includes 24,000 shares subject to options that are currently exercisable by Mr. Patterson or will become exercisable within 60 days after November 1, 2002. Also includes 11,904 shares held in the name of Mr. Patterson’s minor children. Mr. Patterson disclaims beneficial ownership of these latter 11,904 shares except to the extent of his pecuniary interest therein.

(7)
Includes 842,060 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002. Mr. Regan ceased to be an executive officer of the Company as of October 31, 2002.

(8)
Includes 75,000 shares held in trust for Allison Sommer, 75,000 shares held in trust for Julia Sommer and 75,000 shares held in trust for Rachel Sommer. Mr. Sommer disclaims beneficial ownership of all of these 225,000 shares. Includes 231,711 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002. Mr. Sommer ceased his employment with the Company in May 2002.

(9)	Includes 3,333 subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002
(10)	Includes 77,999 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002.
(11)	Includes 15,999 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002.
(12)	Includes 24,000 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002.
(13)	Includes 1,824,589 shares subject to options that are currently exercisable or will become exercisable within 60 days after November 1, 2002.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors

The Company currently has seven directors divided among three classes as follows: Class I—Arthur Patterson and Robert Wayman; Class II—Edward Zander and Lewis Wilks; and Class III—John Little, Jennifer Taylor and J. David Martin. In July 2002, the Board of Directors increased the authorized number of directors from six to seven. Mr. Peterschmidt resigned as a director of Portal effective September 12, 2002. In September 2002, the Board of Directors appointed Jennifer Taylor as a Class III director to hold office until the 2002 annual meeting of stockholders. In December 2002, the Board of Directors appointed J. David Martin as a Class III director to hold office until the 2002 annual meeting of stockholders scheduled to be held on January 30, 2003.

Three Class III directors are to be elected at the Annual Meeting for a three-year term ending at the annual meeting of stockholders in 2005. The Board has nominated John Little, Jennifer Taylor and J. David Martin for election as Class III directors. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for Mr. Little, for Ms. Taylor and for Mr. Martin. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Under the Company’s Bylaws, stockholders may nominate other individuals for election as directors only if the proposed nomination is set forth in a written notice to the Company’s Secretary that complies with certain requirements described below under the caption “Other Matters.”

Certain information regarding the nominees and the incumbent members of the Board is set forth below:

Name of Director or Nominee	Age	Current Term Expires
John E. Little	44	2002
J. David Martin	47	2002
Arthur C. Patterson	58	2003
Jennifer Taylor	54	2002
Robert P. Wayman	57	2003
Lewis O. Wilks	48	2004
Edward J. Zander	55	2004

John E. Little.    Mr. Little founded Portal in March 1985 based on his vision of an integrated business infrastructure for the emerging global networks. He has been Chief Executive Officer and a Director since its inception. In addition, Mr. Little served as President from inception to March 1996 and has served as President from November 1996 to February 2002. Prior to founding Portal, Mr. Little was an independent consultant for a number of companies including Knight-Ridder Inc., AT&T Corp., Raytheon Company, Dow Jones News Retrieval, a subsidiary of Dow Jones & Company, Inc., Victor Company of Japan (JVC) and Sun Microsystems, Inc.

J. David Martin.    Mr. Martin has served as a Director of Portal since December 2002. Since September 2001, he has served as the Chief Executive Officer of the Young Presidents’ Organization (YPO), a non-profit organization of over 8,500 young business executives in 75 countries that provides networking and education opportunities to its members. Mr. Martin has served as a Director of YPO’s International Board since July of 1998 including serving as Chairman of the International Board from July of 2001 to June of 2002. From October 1995 through September 2000, he served as the Chief Executive Officer and Director of Burnham Pacific Properties, a real estate investment trust listed on the New York Stock Exchange. Mr. Martin founded TMG Partners, a real estate development company, in February 1984 and served as its Chairman and Chief Executive Officer until October 1995. Since that time he has continued to serve as its Chairman of the Board.

Arthur C. Patterson.    Mr. Patterson has been a Director of Portal since March 1996. He is a founder and General Partner of Accel Partners, a venture capital firm. Mr. Patterson invests in Internet enterprise software and services companies. He also serves as a director of Actuate Software Corporation, an enterprise reporting software company as well as several private companies.

Jennifer Taylor.    Ms. Taylor has served as a Director of Portal since September 2002. She served as a Partner for Heidrick & Struggles, an executive search firm from January 2001 to May 2002. Prior to this position, Ms. Taylor served as a Partner for PricewaterhouseCoopers, LLP, a leading provider of professional consulting services, from April 1989 through February 2000.

Robert P. Wayman.    Mr. Wayman has served as a Director of Portal since September 2000. He has served as Executive Vice President, Finance and Administration and Chief Financial Officer of Hewlett-Packard Company since 1992. From 1987 to 1992, Mr. Wayman served as Senior Vice President, Finance and Administration and Chief Financial Officer of Hewlett-Packard Company. He also serves on the board of directors of CNF, Inc., a logistics and transportation company, and Sybase, Inc., an enterprise client/server software company. Mr. Wayman is also a director of the Private Sector Council and a director of the Cultural Initiative Silicon Valley.

Lewis O. Wilks.    Mr. Wilks has served as a Director of Portal since February 2001. Since September 2001, he has been a management consultant and advisor. Mr. Wilks served as Executive Vice President, Internet Business Development and Chief Strategy Officer of Qwest Communications International, Inc., a telecommunications company, from October 2000 to September 2001. From February 1998 to October 2000, Mr. Wilks served as President, Internet and Multimedia Markets of Qwest Communications and from October 1997 to February 1998, he served as President, Business Markets of Qwest Communications. Before joining Qwest Communications, Mr. Wilks served as President of GTE Communications from June 1996 to September 1997. Mr. Wilks also serves on the board of directors of PMC-Sierra, Inc., a provider of broadband communications semiconductors and MIPS-based processors, Realeum, Inc., a provider of application programs and related services for the apartment leasing industry, and is the co-chairman of the Colorado Commission of Science and Technology.

Edward J. Zander.    Mr. Zander has been a Director of Portal since August 1997. In June 2002, he resigned from Sun Microsystems where he had served as President since April 1999 and as Chief Operating Officer since January 1998. From February 1995 until January 1998, Mr. Zander served as President of Sun Microsystems Computer Company, a subsidiary of Sun Microsystems, and from January 1991 to February 1995, he served as President of SunSoft, Inc., the software subsidiary of Sun Microsystems. From October 1987 to January 1991, Mr. Zander was Vice President of Marketing at Sun Microsystems. Mr. Zander also serves on the board of directors of MultiLink Technology Corporation, a provider of semiconductor-based products.

Board Meetings and Committees

The Board of Directors held five meetings during the fiscal year ended January 31, 2002. The Board has a Board Affairs Committee, an Audit Committee, a Compensation Committee and a Stock Committee. No incumbent director who was a director during the year ended January 31, 2002 attended fewer than 75% of the aggregate number of meetings of the Board and the committees of the Board on which he served.

The Board Affairs Committee currently consists of directors John Little and Lewis Wilks. The committee was formed in June 2002. The principal functions of the Board Affairs Committee are to establish and review matters relating to: the responsibilities, conduct, performance, compensation, composition and operation of the Board and the directors; committee assignments; and the recruitment of directors.

The Audit Committee currently consists of directors Arthur Patterson and Robert Wayman. The Audit Committee held ten meetings during the last fiscal year. The Audit Committee recommends the engagement of the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting principles, its system of internal accounting controls, the charter and projects undertaken by the Company’s internal audit function and the adequacy of the Company’s financial reports. In connection with these reviews, the Audit Committee meets with appropriate financial personnel of the Company and the organizations responsible for internal audit.

The Compensation Committee currently consists of directors Arthur Patterson, Edward Zander and Lewis Wilks. The Compensation Committee held three meetings and acted by unanimous written consent on five occasions during the last fiscal year. The principal functions of the Compensation Committee are to review and approve the Company’s executive compensation policies and programs and to administer the Company’s Stock Option and Employee Stock Purchase Plans.

The Stock Committee, currently consisting of John Little, is authorized to make grants of stock options within authorized limits to employees who are not executive officers of the Company. The Stock Committee acted by unanimous written consent on six occasions and held no meetings during the last fiscal year.

Director Compensation

In fiscal year 2002 non-employee directors received no cash fees in connection with their service on the Board of Directors and its committees.

Newly elected or appointed non-employee directors are eligible to receive discretionary non-qualified stock option grants shortly after their election or appointment to the Board. Each such option vests in 48 successive equal monthly installments and has a term of 10 years. Each option will, however, immediately vest and become exercisable for all the option shares upon certain changes in control or ownership of the Company. Pursuant to the Automatic Option Grant Program in effect under the Company’s 1999 Stock Incentive Plan, on the date of each Annual Stockholders Meeting, each of the continuing non-employee Board members who has served in such capacity for at least 6 months will receive an option grant for 12,000 shares with an exercise price per share equal to the fair market value per share of the Common Stock on the grant date. Each option will have a maximum term of ten (10) years measured from the grant date, subject to the earlier termination upon the optionee’s cessation of Board service. The option will be immediately exercisable for all the option shares as fully-vested shares. Pursuant to such Automatic Option Grant Program, Messrs. Patterson, Peterschmidt, Wayman and Zander were each granted an option to purchase 12,000 shares of common stock with an exercise price of $3.06 per share on the date of the 2001 Annual Meeting.

In February 2001, an option for 48,000 shares was made to Mr. Wilks under the 1999 Stock Incentive Plan in connection with his appointment to the Board. The option has an exercise price of $9.125 per share, the fair market value per share on the grant date, and will vest in successive equal monthly installments over his first 48 months of service on the Board. The option, will, however, immediately vest and become exercisable for all of the option shares upon certain changes in control of ownership of the Company. The option has a term of 10 years, subject to earlier termination following his cessation of Board service.

In October 2002, an option for 80,000 shares was made to Ms. Taylor under the 1999 Stock Incentive Plan in connection with her appointment to the Board. The option has an exercise price of $0.66 per share, the fair market value per share on the grant date, and will vest in successive equal monthly installments over her first 48 months of service on the Board. The option, will, however, immediately vest and become exercisable for all of the option shares upon certain changes in control of ownership of the Company. The option has a term of 10 years subject to earlier termination following her cessation of Board service.

In December 2002, an option for 80,000 shares was made to Mr. Martin under the 1999 Stock Incentive Plan in connection with his appointment to the Board. The option will vest in successive equal monthly installments over his first 48 months of service on the Board. The option, will however, immediately vest and become exercisable for all of the option shares upon certain changes in control of ownership of the Company. The option has a term of 10 years subject to earlier termination following his cessation of Board service.

The 1999 Stock Incentive Plan also contains a director fee option grant program. Should this program be activated in the future, each non-employee board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. At this time, Portal does not anticipate paying any annual retainer fee or other cash compensation to any non-employee members of the board of directors.

Required Vote

The three nominees for director receiving the highest number of affirmative votes of the shares of the Company’s Common Stock voted at the Annual Meeting shall be elected as the Class III directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum but will have no other effect.

The Board of Directors recommends that the stockholders vote “FOR” the election of John Little, Jennifer Taylor and J. David Martin as the Class III directors of the Company.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending January 31, 2003 and recommends that the stockholders ratify such selection. In the event of a negative vote, the Board will reconsider its selection. Ernst & Young LLP (or its predecessor) has audited the Company’s annual financial statements since 1996. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 31, 2003.

PROPOSAL 3

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK.

General

Our Board has unanimously approved and recommends the proposal to amend our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a Reverse Stock Split of our common stock at a ratio ranging from one-for-five up to one-for-fifteen. The text of the proposed set of amendments to our Certificate of Incorporation is attached hereto as Exhibit A. A separate amendment is attached for each of the proposed exchange ratios (i.e., one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine, one-for-ten, one-for-eleven, one-for-twelve, one-for-thirteen, one-for-fourteen and one-for-fifteen). If our Board chooses to implement the Reverse Stock Split, the Reverse Stock Split would become effective upon the filing of the amendment relating to the exchange ratio selected by the Board in its sole discretion (the “Amendment”) with the Secretary of State of the State of Delaware.

If this proposal is approved by our stockholders, our Board would have the sole discretion to elect, as it determines to be in our best interests and in the best interests of our stockholders, whether or not to effect the Reverse Stock Split, and if so, at which of the approved exchange ratios. If our Board elects to implement the Reverse Stock Split, it would be authorized to do so without need for any further stockholder action. Our Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate reverse stock split at a specified ratio, provides the Board with maximum flexibility to react to then-current market conditions and therefore act in our best interests and in the best interests of our stockholders. If this proposal is approved, we would be authorized to effect any one, but not more than one, of the alternative exchange ratios in effecting the Reverse Stock Split. Once an exchange ratio is chosen and the Reverse Stock Split is effected using that exchange ratio, no other reverse stock split will be able to be effected unless we were again to seek and obtain stockholder approval.

The Board would also have the authority to determine the exact timing of the Reverse Stock Split. The timing of the Reverse Stock Split will be determined by the Board in their sole judgment, with the intention of maximizing our ability to remain in compliance with the continued listing requirements of the Nasdaq National Market and to reap the other intended benefits of the Reverse Stock Split to us and our stockholders. See the information below under the caption “Background and Reasons for the Reverse Stock Split.”

The Board also reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to not proceed with the filing of the Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split if at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Stock Split or at which exchange ratio to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, the result of the discussions with Nasdaq, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments, and our actual and projected financial performance.

If our stockholders approve this proposal, and the Board still believes that the Reverse Stock Split is in the best interests of our stockholders, upon approval of the appropriate exchange ratio by our Board, we will file the Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware (the “Effective Date”). On the Effective Date, all outstanding shares of our Common Stock would be exchanged for new shares of Common Stock at the exchange ratio approved by our Board. For example, if our Board approves a one-for-five exchange ratio, presently outstanding shares of Common Stock would be exchanged for new shares of Common Stock at an exchange ratio of one new share of Common Stock for every five old shares. Additionally, if our Board approves a one-for-fifteen exchange ratio, presently outstanding shares of Common Stock would be exchanged for new shares of Common Stock at an exchange ratio of one new share of Common Stock for every fifteen old shares.

Background and Reasons for the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase the market price of our Common Stock above the minimum bid requirement of $1.00 per share required by Nasdaq. Our Common Stock is quoted on Nasdaq. In order for our Common Stock to continue to be quoted thereon, we are required to continue to comply with various listing maintenance standards established by Nasdaq, which are described below. Among other requirements, we are required to maintain a minimum bid price for our Common Stock of at least $1.00 per share.

Under Nasdaq’s listing maintenance standards, if the closing bid price of our Common Stock is under $1.00 per share for 30 consecutive trading days and does not thereafter regain compliance for a minimum of ten consecutive trading days during the ninety calendar days following notification by Nasdaq, Nasdaq may delist our Common Stock from trading on Nasdaq.

We received a letter, dated August 6, 2002, from the staff of Nasdaq (the “Staff”) advising us that the bid price for our Common Stock had been below $1.00 per share for a period of thirty consecutive days. The Staff further advised us that we would be given a period of ninety days within which to comply with the minimum bid price requirement in order to maintain our listing on Nasdaq. On November 4, 2002, the last reported sale price of the Common Stock on Nasdaq was $0.78 per share. At no time since July 7, 2002, has the closing bid price of our Common Stock been over $1.00.

We received a second letter, dated November 6, 2002, from the Staff advising us that our Common Stock would be delisted. We requested an oral appeal hearing from Nasdaq on November 7, 2002. Subsequently, the closing bid price of our Common Stock rose above $1.00 for ten consecutive trading days, and we received a letter dated December 12, 2002 from Nasdaq advising us that we were in compliance with the continued listing standards.

We believe that maintaining the listing of our Common Stock on Nasdaq is in our best interests and those of our stockholders. Although we are currently in compliance with $1.00 minimum bid price requirement, if the price of our Common Stock decreases below $1.00 for more than thirty consecutive trading days, we could again experience the potential for delisting.

The delisting of our Common Stock from Nasdaq or further declines in the market price of our Common Stock could greatly impair our ability to raise capital through equity or debt financings. Continued listing of our Common Stock on Nasdaq may enhance our access to capital and increase our flexibility in responding to anticipated capital requirements. We believe that prospective investors will view an investment in Portal more favorably if shares of our Common Stock continue to be listed on Nasdaq.

We also believe that the current per share price level of our Common Stock has reduced the effective marketability of our Common Stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients. Certain investors view low-priced stock as speculative and unattractive. We believe that many investment funds are prohibited from investing or reluctant to invest in lower priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from trading in low-priced stock. Such policies and practices pertain to the payment of broker commissions and to time-consuming policies and procedures that make the trading of low-priced stock unattractive to brokers from an economic standpoint.

Brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher-priced stock. Therefore, the current price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase our Common Stock at its current low share price.

In addition, firms that currently make a market for our Common Stock could discontinue that role. Many analysts will not provide research on companies whose stock trades below certain price levels or that trades on the over-the-counter market, the “pink sheets” or on regional exchanges.

If our Common Stock is not listed on Nasdaq and the trading price of our Common Stock were below $1.00 per share, trading in our Common Stock would also be subject to the requirements of certain rules under the Exchange Act which require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a “penny stock” (generally, a non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). In such event, the additional burdens imposed upon broker-dealers to effect transactions in the Common Stock could inhibit brokers from trading in our Common Stock and further limit the market liquidity of our Common Stock and the ability of our investors to trade our Common Stock. Further, if our Common Stock is not listed on Nasdaq, we will not be eligible for certain exemptions from the various state securities or “blue sky” laws, which would make it more difficult and expensive for us to raise capital through issuance of securities.

We believe, but cannot assure you, that the Reverse Stock Split will enable our Common Stock to trade above the $1.00 minimum bid price established by Nasdaq listing requirements for continued listing on Nasdaq and to satisfy the minimum bid price requirement for at least ten consecutive trading days thereafter.

In addition to the $1.00 minimum bid price per share requirement described above, the continued listing of our Common Stock on Nasdaq is subject to the continued compliance with other quantitative and qualitative maintenance requirements set forth in Nasdaq listing requirements. In particular, Nasdaq listing requirements, under maintenance standard 1, require that a company currently included in Nasdaq meet each of the following standards to maintain its continued listing: (1) stockholders equity of $10,000,000; (2) a public float of 750,000 shares; (3) a market value of public float of $5,000,000; (4) a minimum bid price of $1.00 per share; (5) 400 round lot shareholders; (6) two registered, active market makers; and (7) compliance with Nasdaq corporate governance rules.

Although we believe that we will meet each of these requirements as of the first full trading day after the Effective Date, there can be no assurance that this will be the case or that other factors will not cause us to fail to meet these requirements. The share price of our Common Stock is also based on our performance and other factors, some of which may be unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the price of our Common Stock after the Reverse Stock Split would actually increase in an amount proportionate to the decrease in the number of outstanding shares or that the price will remain over the $1.00 requirement for any period after the Reverse Stock Split. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, liquidity of our Common Stock will be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

In the event that we are unable in the future to satisfy the requirements for continued listing on Nasdaq and our Common Stock is delisted, trading of our Common Stock would likely be conducted only in the Nasdaq SmallCap Market, if any application for such listing is approved, the over-the-counter market, on the “pink sheets,” on regional exchanges or not at all. This may have a negative impact on the liquidity and price of our Common Stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of our Common Stock.

By decreasing the number of outstanding shares of our Common Stock, the Reverse Stock Split will increase the number of shares of our Common Stock available for future issuance. Our Certificate of Incorporation currently authorizes the issuance of up to 1,000,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the Record Date, the Company had 186,355,920 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. The authorized number of Common Stock and Preferred Stock set forth above will not be affected by the Reverse Stock Split and accordingly, if approved by the stockholders, the Reverse Stock Split will increase the number of shares of Common Stock available for future issuance.

Although the increased number of authorized but unissued shares of Common Stock could be used for a variety of purposes including for acquisitions or business combinations, there are currently no contemplated acquisitions or business combinations or other plans for commitments and issuances of shares, other than in connection with the Company’s stock option plans and employee stock purchase plans. The availability of additional authorized shares will also allow the Board to issue shares for financing purposes, if appropriate opportunities arise, without further action by stockholders or the time delay involved in obtaining stockholder approval (except if approval is otherwise required by applicable law or stock exchange or over-the-counter market regulations). The issuance of additional shares will cause the ownership interest of the holders of our Common Stock to be diluted, possibly substantially. Finally, the increased number of authorized but unissued shares of Common Stock could have an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws.

The following table is based upon the 177,459,211 shares of our Common Stock outstanding as of November 1, 2002 and the 1,000,000,000 shares of our Common Stock authorized for issuance under our

Certificate of Incorporation. The table shows, for each possible Reverse Stock Split exchange ratio, the approximate number of shares of our Common Stock that will be: (i) issued and outstanding; (ii) authorized and reserved for issuance; and (iii) authorized but unreserved after the Reverse Stock Split, each subject to adjustment to reflect the elimination of fractional shares caused by the Reverse Stock Split.

Exchange Ratio	Issued and Outstanding	Authorized and Reserved for Issuance[1]	Authorized but Unreserved
1 for 5	35,491,842	10,530,021	953,978,137
1 for 6	29,576,535	8,775,018	961,648,447
1 for 7	25,351,315	7,521,444	967,127,241
1 for 8	22,182,401	6,581,263	971,236,336
1 for 9	19,717,690	5,850,012	974,432,298
1 for 10	17,745,921	5,265,010	976,989,069
1 for 11	16,132,655	4,786,373	979,080,972
1 for 12	14,788,267	4,387,509	980,824,224
1 for 13	13,650,708	4,050,008	982,299,284
1 for 14	12,675,657	3,760,722	983,563,621
1 for 15	11,830,614	3,510,007	984,659,379

(1)
Includes authorized shares and shares reserved for issuance under our: (i) 1999 Stock Incentive Plan, (ii) 2000 Supplemental Stock Option Plan, (iii) 1999 Employee Stock Purchase Plan and (iv) 2000 International Employee Stock Purchase Plan.

There can be no assurance that after the Reverse Stock Split the market price of our Common Stock will not decrease to its pre-split level or that our market capitalization after the proposed Reverse Stock Split will be equal to the market capitalization before the proposed Reverse Stock Split. We cannot assure you that after the Reverse Stock Split our Common Stock will not be delisted from Nasdaq.

Certain Other Effects of the Reverse Stock Split Proposal; No Fractional Shares; and Exchange of Stock Certificates

The combination and reclassification of shares of our Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of our stockholders and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. As of the Effective Date, shares of pre-split Common Stock will be converted and reclassified into shares of post-split Common Stock based on the exchange ratio approved by our Board. For example, a holder of 1,000 shares immediately prior to the Effective Date would hold 200 shares after the Effective Date if a one-for-five exchange ratio were selected, 166 shares after the Effective Date, if a one-for-six exchange ratio were selected, 142 shares after the Effective Date, if a one-for-seven exchange ratio were selected, 125 shares after the Effective Date, if a one-for-eight exchange ratio were selected, 111 shares after the Effective Date if a one-for-nine exchange ratio was selected, 100 shares after the Effective Date, if a one-for-ten exchange ratio were selected, 90 shares after the Effective Date if a one-for-eleven exchange ratio were selected, 83 shares after the Effective Date if a one-for-twelve exchange ratio were selected, 76 shares after the Effective Date, if a one-for-thirteen exchange ratio were selected, 71 shares after the Effective Date if a one-for-fourteen exchange ratio were selected and 66 shares if after the Effective Date a one-for-fifteen exchange ratio were selected.

Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, we will pay each holder of a fractional share of Common Stock an amount in cash equal to the value of such fractional share (as determined below) upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional shares payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or in such other manner as determined by the Board. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. Because we do not know the numbers of the shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the reverse split or the total amount that we will be required to pay for the fractional interests. However, we do not expect that amount will be material.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional shares that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to obtain them directly from the state to which they were paid.

Except for changes due to our purchase of fractional shares, the Reverse Stock Split will affect all of our stockholders uniformly and will not change the proportionate equity interests of our stockholders nor will the respective voting or other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. Each share of the Common Stock resulting from the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to the outstanding Common Stock immediately prior to the Effective Date. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

After the Effective Date, each stockholder will own a reduced number of shares of Common Stock but will hold the same percentage of the outstanding shares (subject to adjustments for fractional shares resulting from the Reverse Stock Split) as such stockholders held prior to the consummation of the Reverse Stock Split. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, and the per share exercise or conversion prices, thereof, will be adjusted appropriately to account for the Reverse Stock Split in accordance with their terms as of the Effective Date. In addition, the pool of shares available for grant or issuance under our (i) 1999 Stock Incentive Plan, as Amended and Restated through February 1, 2002, (ii) 2000 Supplemental Stock Option Plan, (iii) 1999 Employee Stock Purchase Plan and (iv) 2000 International Employee Stock Purchase Plan, will be proportionately reduced to account for the Reverse Stock Split.

The Reverse Stock Split may also result in some stockholders owning “odd lots” of less than 100 shares of Common Stock received as a result of the Reverse Sock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

Following the Reverse Stock Split, the par value of our Common Stock will remain $0.01 per share. As a consequence, the aggregate par value of the outstanding Common Stock, the stated capital and paid in capital will change. The Reverse Stock Split will not affect our total stockholders’ equity. All shares and per share information will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future Securities and Exchange Commission filings.

Based on the 177,459,211 shares of Common Stock outstanding as of November 1, 2002, the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split would be 35,491,842 if our Board approves a one-for-five exchange ratio, 29,576,535 if our Board approves a one-for-six exchange ratio, 25,351,315 if our Board approves a one-for-seven exchange ratio, 22,182,401 if our Board approves a one-for-eight exchange ratio, 19,717,690 if our Board approves a one-for-nine exchange ratio, 17,745,921 if our Board approves a one-for-ten exchange ratio, 16,132,655 if our Board approves a one-for-eleven exchange ratio, 14,788,267 if our Board approves a one-for-twelve exchange ratio, 13,650,708 if our Board approves a one-for-thirteen exchange ratio, 12,675,657 if our Board approves a one-for-fourteen exchange ratio and 11,830,614 if our Board approves a one-for-fifteen exchange ratio.

As soon as practical, after the Effective Date, transmittal forms will be mailed to each holder of record of shares of Common Stock to be used in forwarding such holder’s stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder that surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock to which such stockholder is entitled as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates. In addition, we will make the cash payment described above to holders of fractional shares at this time. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

No Dissenter’s Rights

Dissenting stockholders have no appraisal rights under Delaware law, our Certificate of Incorporation or our Bylaws in connection with the approval of the Amendment and the consummation of the Reverse Stock Split.

Federal Income Tax Consequences

The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial decisions and current administrative rulings and practices, all as in effect on the date hereof, and any or all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as holders who do not hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the Code, who are subject to the alternative minimum tax provisions of the Code, who hold their shares as a hedge or as part of a hedging, straddle, conversion or other risk reduction transaction, who are dealers in securities, banks, insurance companies, foreign individuals and entities, financial institutions or tax-exempt organizations, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions ). This discussion also does not address any tax consequences under state, local or foreign laws. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

Except as discussed below, a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of new shares of Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split (including any fractional interest) will equal the stockholder’s aggregate basis in the Common Stock exchanged therefore and will be allocated among the shares of Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisors to determine their basis in the shares of Common Stock received in exchange therefore in the Reverse Stock Split. A stockholder’s holding period in the shares of Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Common Stock surrendered in exchange therefor, provided the shares of Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split. A stockholder will recognize a gain or loss on the receipt of cash in lieu of a fractional share of Common Stock issued pursuant to the Reverse Stock Split, measured by the difference between the amount of cash received and such stockholder’s adjusted tax basis in the share or shares of Common Stock deemed surrendered in exchange therefor. Any such gain or loss will be a capital gain or loss, provided the shares of Common Stock surrendered are held as capital assets by the stockholder at the time of the Reverse Stock Split, and will be a long-term capital gain or loss if the stockholder’s holding period in the shares of Common Stock surrendered is more than one year.

Stockholder Approval

The affirmative vote of a majority of the Company’s outstanding voting shares is required for approval of the amendment to the Certificate of Incorporation effecting the Reverse Stock Split. The Board of Directors recommends that the stockholders vote “FOR” the reverse stock split proposal.

EXECUTIVE COMPENSATION

Summary Compensation

The following table provides certain summary information concerning compensation earned for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended January 31, 2002, 2001 and 2000 by the Company’s Chief Executive Officer, each of the four other most highly compensated (determined based on fiscal year 2002 salary and bonus) executive officers of the Company at the end of such fiscal year and one former executive officer whose salary and bonus for the 2002 fiscal year requires his inclusion in the table. No other individual whose salary and bonus for the 2002 fiscal year was in excess of $100,000 has been excluded from the table by reason of his resignation or other termination of employment during the 2002 fiscal year. The individuals listed in the table below will be referred to as the “named executive officers.”

Name and Principal Position in Fiscal Year 2002	Fiscal Year	Annual Compensation							Long-Term Compensation Awards
		Salary ($) (1)		Bonus ($) (2)			Other Annual Compensation		Number of Shares Underlying Options
John E. Little Chairman of the Board and Chief Executive Officer	2002 2001 2000	$ $ $	270,500 260,000 260,015	$ $ $	0 791,533 238,250		— — —		0 80,000 400,000

Marc Aronson Senior Vice President, Engineering	2002 2001 2000	$ $ $	208,193 200,000 161,250	$ $ $	0 263,549 39,562		— — —		175,000 40,000 0

David S. Labuda Chief Technology Officer	2002 2001 2000	$ $ $	217,462 220,000 203,860	$ $ $	0 289,904 127,067		— — —		0 42,000 200,000

Kevin P. Mosher (3) Senior Vice President, Sales	2002 2001 2000	$ $ $	200,250 220,000 200,202	$ $ $	100,000 289,904 122,179	(4)	$98,000 — —	(5)	0 42,000 900,000

Michael E. Regan (6) Senior Vice President, Professional Services	2002 2001 2000	$ $ $	227,962 220,000 170,710	$ $ $	0 289,904 122,179		— — —		0 42,000 1,500,000

Steven R. Sommer (7) Senior Vice President, Marketing and Business Development	2002 2001 2000	$ $ $	227,962 220,000 210,570	$ $ $	0 289,904 130,679		— — —		0 42,000 240,000

(1)	Salary includes amounts earned in the year indicated but deferred pursuant to the Company’s 401(k) savings plan.
(2)	Bonuses for each year include amounts earned for such year, even if paid in a subsequent year, and exclude bonuses paid during such year that were earned in a prior year.
(3)	Mr. Mosher ceased to be an executive officer in October 2001.
(4)	Represents a fully-vested stock bonus of 49,587 shares of Company’s common stock, which had a fair market value of $100,000 at the time of issuance, in recognition of past services rendered to Portal.
(5)	Represents a $98,000 severance payment.
(6)	Mr. Regan ceased to be an executive officer in October 2002.
(7)	Mr. Sommer ceased his employment with the Company in May 2002.

Stock Option Grants in Last Fiscal Year

The following table contains information concerning the grant of stock options in fiscal year 2002 to the named executive officers and the potential realizable value of such stock options at assumed annual rates of stock appreciation over the terms of such stock options. No stock appreciation rights were granted to the named executive officers during fiscal year 2002.

Name	Individual Grants (1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in FY 2002	Exercise Price Per Share (3)	Expiration Date	5%	10%
John E. Little	0	—	—	—	—	—
Marc Aronson	175,000	2.65%	$2.82	08/02/2011	$310,359	$786,512
David S. Labuda	0	—	—	—	—	—
Kevin P. Mosher	0	—	—	—	—	—
Michael E. Regan	0	—	—	—	—	—
Steven R. Sommer	0	—	—	—	—	—

(1)
The option has an exercise price equal to the fair market value on the date of grant and will become exercisable in 48 successive equal monthly installments upon the optionee’s completion of each month of service over the 48-month period measured from the grant date. The option has a 10-year term, subject to earlier termination following the optionee’s cessation of employment. In the event of an acquisition of the Company by merger or sale of all or substantially all of the assets of the Company, the option, to the extent outstanding at that time but not fully exercisable will accelerate and become exercisable for all the option shares as fully-vested shares unless the successor corporation agrees to assume that option or substitute an equivalent option therefor. In addition, the option shall become immediately exercisable in the event that the optionee’s employment is involuntarily terminated without cause within 12 months following a change in control of the Company.

(2)	The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company’s estimates or projections of future Common Stock prices.
(3)
The exercise price may be paid in cash, in shares of the Company’s common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving the same-day sale of the purchased shares.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and the number and value of unexercised options held as of the end of the last fiscal year. No stock appreciation rights were exercised by the named executive officers during the last fiscal year, and no stock appreciation rights were held by them at the end of that year.

	Shares Acquired on Exercise	Aggregate Value Realized (1)	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Little	0	$0.00	0	0	$0.00	$0.00
Marc Aronson	0	$0.00	72,723	214,277	$56,728	$53,670
David S. Labuda	0	$0.00	0	0	$0.00	$0.00
Kevin P. Mosher	0	$0.00	581,240	0	$0.00	$0.00
Michael E. Regan	0	$0.00	643,749	406,251	$0.00	$0.00
Steven R. Sommer	0	$0.00	169,479	70,521	$0.00	$0.00

(1)	Market value of underlying securities on the date of exercise, minus the exercise price.
(2)	Market value of underlying securities on January 30, 2002 ($2.09 per share), minus the exercise price of in-the-money options.

2001 Option Exchange Program

In July 2001, the Compensation Committee of the Board authorized the implementation of an option exchange program to address the substantial loss in value of the outstanding stock options held by the Company’s employees and the increasing inability of those options to serve as meaningful incentive for optionees to remain in the Company’s employ. Under the program, each employee who held outstanding stock options to purchase the Company’s common stock with an exercise price per share of $5.00 or more was given the opportunity to exchange that option for a new option under the Company’s 1999 Stock Incentive Plan (with respect to returned options originally granted under the 1999 Stock Incentive Plan or 1995 Stock Option/Stock Incentive Plan) or under our 2000 Supplemental Stock Option Plan (with respect to returned options originally granted under the 2000 Supplemental Stock Option Plan) for 75% of the number of shares subject to the exchanged option. The new option would be granted at least six months and one day after the completion of the option exchange program.

On August 5, 2001, the Company accepted for exchange and cancellation options to purchase an aggregate of 4,994,191 shares of the Company’s common stock representing 25% of the options eligible to be tendered under the option exchange program. On February 7, 2002, the Company granted options to purchase an aggregate of 3,745,643 shares of the Company’s common stock to employees who tendered eligible options in the program. The exercise price per share for each of the new options was $1.89 per share, the last reported trading price of the Company’s common stock on the grant date.

Each option issued in exchange for a cancelled option will continue to vest and become exercisable for the option shares in accordance with the same vesting schedule in effect for the cancelled option. Accordingly, each new option was immediately vested and exercisable upon grant for 75% of the number of share which would have been vested and exercisable under the cancelled option at that time and will become exercisable for the balance of the shares on the same vesting installment dates as were in effect for the cancelled option. However, the number of shares covered by each such installment will be 75% of the number of shares, which would have been subject to that installment under the cancelled option.

The table below provides certain information concerning our named executive officers who participated in the option exchange program and the options that were cancelled pursuant to that program. The non-employee members of our Board were not eligible to participate in the program. Except for the July 2001 option exchange program and the repricing program referred to below, the Company has not implemented any other option repricing or option cancellation/regrant programs.

Ten Year Option Repricings

Name and Principal Position in Fiscal Year 2002	Date of Cancellation (1)	Number of Securities Underlying Options at Time of Cancellation	Market Price of Stock at Time of Cancellation (2)	Exercise Price at Time of Cancellation	Exercise Price of Replacement Option (3)	Length of Original Option Term Remaining at Date of Cancellation
						(in months)
John E. Little	08/05/2001	400,000	$2.82	$27.00	$1.89	98
Chairman of the Board and	08/05/2001	80,000	$2.82	$38.81	$1.89	104
Chief Executive Officer

Marc Aronson	—	—	—	—	—	—
Senior Vice President,
Engineering

David S. Labuda	08/05/2001	200,000	$2.82	$27.00	$1.89	98
Chief Technology Officer	08/05/2001	42,000	$2.82	$38.81	$1.89	104

Kevin P. Mosher	08/05/2001	42,000	$2.82	$38.81	(4)	104
Senior Vice President, Sales

Michael E. Regan	08/05/2001	42,000	$2.82	$38.81	$1.89	104
Senior Vice President, Professional Services

Steven R. Sommer	08/05/2001	42,000	$2.82	$38.81	$1.89	104
Senior Vice President,
Marketing and Business
Development

(1)	The date that the options submitted for exchange were cancelled by the Company.
(2)	The market price per share of the Company’s common stock on August 5, 2001, the date the options submitted for exchange were cancelled by the Company.
(3)	The closing market price on February 7, 2002, the date the new options were granted.
(4)
Mr. Mosher was no longer employed with the Company at the time the new options were granted and therefore was not granted new options on such date. The options submitted by him to the Company for exchange were cancelled.

Additional Option Repricing

On November 7, 2002 the Compensation Committee of the Board decided to reprice all outstanding options held by current employees (defined as current employees who had not resigned or been given notice of termination on or before November 7, 2002), other than the Chief Executive Officer, with an exercise price in excess of $0.69 per share. Accordingly, on that date, options covering an aggregate of 20,410,780 shares of our common stock with a weighted average exercise price per share of $2.99 were repriced to an exercise price of $0.69 per share, the closing selling price per share of our common stock on the date of such repricing. Except for such reduction to the exercise price, all the terms and conditions, including the vesting schedule, governing each option immediately prior to the repricing continue in full force and effect. The options so repriced include options for 4,496,500 shares of our common stock held by our executive officers with a weighted average exercise price of $2.50 prior to the repricing.

Compensation Committee Report on Executive Compensation

Compensation Committee Report.    The Compensation Committee of the Board currently consists of three non-employee directors. The Compensation Committee believes that the Company’s executive compensation programs should enable the Company to attract and retain strong performers. The Company’s compensation programs motivate the senior management team to achieve or exceed key objectives by making individual compensation directly dependent on the Company’s achievement of financial goals and by providing significant rewards for exceeding those goals. The Committee believes that strong financial performance, on a sustained basis, is the surest way for the Company to positively affect long-term stockholder return.

Compensation Program Considerations.    The Company takes the following factors into consideration in designing various executive compensation programs:

(a)    Compensation positioning and comparative framework.

In order to attract and retain the talent that it needs to meet corporate objectives, the Company’s executive compensation programs are designed to deliver overall cash compensation and employee benefits that are competitive with comparable technology companies if corporate objectives are achieved and, if objectives are exceeded, to deliver compensation that is in some cases above the median paid by comparable companies. Bonuses are tied closely to corporate performance, such that actual awards vary considerably according to overall Company performance.

The Company uses market compensation information obtained through technology company surveys, customized surveys, and consulting arrangements to establish appropriate compensation levels for at target, exceptional, or below target performance. In determining fiscal year 2002 compensation, the Company used information obtained in two broad market surveys of primarily publicly-held technology companies, one covering approximately 95 high technology companies and one covering 117 companies, many of which were located in Northern California. This compensation information is used to evaluate relative market position and to assist in designing programs that reward executives according to both their job function and their actual performance.

(b)    Mix of compensation.

The Company’s executive compensation program has three primary components. All three are intended to attract and retain outstanding executives and focus management on achieving or exceeding Company objectives.

(i)    Base Salary and Basic Benefits.    The Committee believes that executive salaries and the basic employee benefit package must be sufficiently competitive to attract and retain key executives. Base pay and annual increases to base pay are determined primarily through an analysis of the individual’s salary and total target compensation relative to compensation for similar positions within the Company and at other companies and, to a lesser extent, through a subjective analysis of individual contributions to the Company’s success. Base salaries for the executive officers ranged from the 50th percentile to the 75th percentile of the salary levels in effect for similar executive positions with the technology and software companies surveyed for comparative compensation purposes, except for Mr. Little, whose base salary was below the 50th percentile. Executive officers are eligible for participation in the standard health plans and 401(k) savings plan offered by the Company to its employees generally and, except for Mr. Little and Mr. Labuda, in the Employee Stock Purchase Plan.

(ii)    Annual, Quarterly and Special Bonuses.    The Committee believes that one of the key differentiators of executive compensation should be the variable portion provided by short-term cash incentive plans. The Company’s executive bonus plans are designed such that if the Company performs significantly above its stated objectives, bonus awards may be significantly above the award target. If the Company performs below its stated objectives, awards may be significantly reduced, and may be eliminated altogether if performance is below defined thresholds. The Committee established a target incentive bonus amount for each executive in fiscal year 2002. This target amount was 100% of base salary for Mr. Little, 50% for Mr. Bain, Mr. Labuda, Mr. Mosher, Mr. Regan, Mr. Sommer and Mr. Vescuso, and 40% for Mr. England and Mr. Gaynor. The target fiscal year 2002 incentive bonuses (other than for Mr. Gaynor and Mr. England) were based 20% on bookings, 50% on revenue and 30% on operating income. Mr. Gaynor and Mr. England’s target incentive bonuses for fiscal year 2002 were based 40% on bookings, 20% on revenue, 20% on operating income and 20% on achievement of individual objectives. Corporate performance was measured against the targets established by the Board of Directors. Performance below a specified percentage of a target would have resulted in no payment with respect to that incentive component. The minimum thresholds in fiscal year 2002 were 90% for each of the bookings target and the revenue target. Performance at the minimum threshold for a target would result in payment of 50% of the target amount for that component. Performance over target would result in payment in excess of 100% of the target based on the percentage of overachievement for that applicable component. Because the Company did not achieve the performance goals for the 2002 fiscal year, Messrs. Little, Aronson, Labuda, Mosher, Regan and Sommer did not receive any incentive bonuses.

In addition, the Compensation Committee may approve discretionary executive awards proposed by the President or a member of the Compensation Committee. Such discretionary awards are based on a subjective evaluation of an executive officer’s contribution to the Company’s success and are not based on predetermined measures of corporate performance or achievement of specified corporate objectives. Mr. Mosher received a discretionary bonus in the form of 49,587 shares of common stock (valued at $100,000 at the time of the award) in recognition of his past service to Portal. Except for Mr. Mosher, none of the persons serving as executive officers in fiscal year 2002 received any discretionary bonus in fiscal year 2002.

(iii)    Long-term Incentives.    These are provided through initial stock option grants at date of hire and additional stock option grants at periodic intervals over the executive’s continued employment with the Company. Executives realize gains only if the market price of the underlying option shares increases over the exercise price of their options and they exercise their options. Stock options generally vest over a four-year period and the Committee believes such option grants are instrumental in focusing executives on sustaining strong financial performance over a number of years. The initial option grant is designed to be competitive with those of comparable technology companies for the level of responsibility and position the executive holds, and to motivate the executive to make the kinds of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within a competitive range for the level of responsibility and position are granted to reflect the executive’s ongoing contributions to the Company’s success, to create an incentive to remain with the Company, and to provide a long-term incentive to achieve or exceed the Company’s financial goals. Such options are generally granted once a year. In determining the amount of such periodic additional grants, if any, for an individual, the Committee considers the amount of options previously granted, the amount of options outstanding, the vesting schedule of the outstanding options, the aggregate amount of the outstanding options and new awards, and the relative quantities of options offered by other companies for comparable positions. During fiscal year 2002, the only named executive officer to receive a stock option grant was Mr. Aronson, who received an additional option grant to purchase 175,000 shares. Special additional stock options are granted from time to time to executive officers in connection with promotions or changes in responsibilities. No such special option grants were made to the executive officers during the 2002 fiscal year.

(c)    Other compensation considerations.

In fiscal year 2002, no executive perquisites were included in the Company’s compensation programs for named executive officers.

Fiscal Year 2002 Compensation for the Chief Executive Officer.    The total compensation of the Chief Executive Officer was designed to compensate him at market levels when financial performance targets are significantly exceeded. The target incentive portion of Mr. Little’s compensation was equal to his base compensation and was dependent 20% on the Company’s achievement of bookings targets, 50% on achievement of revenue targets and 30% on achievement of operating profit targets specified by the board of directors. Because the Company did not achieve the financial performance targets for the 2002 fiscal year, Mr. Little did not receive any incentive payments for that fiscal year.

The Compensation Committee held three meetings in fiscal year 2002. At several of the meetings, the Chief Executive Officer made recommendations to the Compensation Committee with respect to compensation for executive officers other than himself. Although present at the meetings, the Chief Executive Officer did not participate in the deliberations concerning his compensation and awards.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers, to the extent such compensation is not deemed to be performance- based pursuant to certain milestones established under a stockholder-approved plan. The non-performance based compensation paid to the Company’s executive officers under the Company’s incentive bonus plan for fiscal year 2002 did not exceed the $1 million limit per officer, and the Compensation Committee does not expect the total cash compensation to be paid to any of the Company’s executive officers for the 2003 fiscal year to exceed that dollar limit. None of the incentive bonus plans have previously been submitted to stockholder approval, and all compensation paid under those plans was accordingly subject to the $1 million limitation. The Compensation Committee has decided not to submit the fiscal year 2003 incentive bonus plans to stockholder approval at the 2002 Annual Meeting or to take any other action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee believes that in establishing the incentive compensation programs for the Company’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Compensation Committee may deem it appropriate under certain circumstances to authorize a total cash compensation package in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code in order to provide the requisite incentives to attract and retain the executive officers essential to the Company’s financial success. The Company’s 1999 Stock Incentive Plan, however, has been structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation and will therefore not be subject to the $1 million limitation.

2001 Option Exchange Program and Supplemental Option Grant Program.    In light of the substantial decline in market price of the Company’s common stock which has occurred as a result of the economic downturn in the technology industry which began in the latter part of the 2000 calendar year, many of the outstanding options held by the Company’s executive officers and other key employees had exercise prices significantly higher than the market price of the underlying option shares. The Compensation Committee believed that many of those options had little or no value and were unlikely to be exercised in the foreseeable future. As a result the Compensation Committee decided that those options were no longer effective in achieving the desired objectives of retaining and incentivizing employees important to the Company’s attainment of its business and financial objectives and the creation of value for its stockholders.

Accordingly in July 2001, the Compensation Committee authorized the Company to implement an option exchange program that would allow each employee, including the Company’s executive officers, the opportunity to exchange his or her outstanding stock options to purchase the Company’s common stock with an exercise price per share of $5.00 or more. In exchange, the employee would receive a new option under the Company’s 1999 Stock Incentive Plan (with respect to returned options originally granted under the 1999 Stock Incentive Plan or 1995 Stock Option/Stock Incentive Plan) or under the 2000 Supplemental Stock Option Plan (with respect to returned options originally granted under the 2000 Supplemental Stock Option Plan) for 75% of the number of shares subject to the exchanged option. The new options were to be granted at least six months and one day after the completion of the option exchange program.

Options for 3,358,000 shares were held by executive officers and eligible for exchange. Non-employee members of the Board of Directors were not eligible to participate in the program. At the conclusion of the program on August 5, 2001, the Company accepted for exchange and cancellation options to purchase an aggregate of 4,994,191 shares of the Company’s common stock representing 25% of the options eligible to be tendered under the option exchange program.

On February 7, 2002, the Company granted options to purchase an aggregate of 3,745,643 shares of the Company’s common stock to employees who tendered eligible options in the program. The exercise price per share for each of the new options was $1.89 per share, the last reported trading price of the Company’s common stock on the grant date. Six executive officers participated in the option exchange program, and five of the executive officers received new options for a total of 649,500 shares in exchange for cancellation of their higher-priced options for a total of 866,000 shares. Mr. Mosher did not receive any new options in exchange for cancelled options because he was no longer employed with the Company on the grant date of such new options.

Each option issued in exchange for a cancelled option will continue to vest and become exercisable for the option shares in accordance with the same vesting schedule in effect for the cancelled option. Accordingly, each new option was immediately vested and exercisable upon grant for 75% of the number of share which would have been vested and exercisable under the cancelled option at that time and will become exercisable for the balance of the shares on the same vesting installment dates as were in effect for the cancelled option. However, the number of shares covered by each such installment will be 75% of the number of shares, which would have been subject to that installment under the cancelled option.

The Compensation Committee believed that this program was necessary because equity incentives in the form of stock option grants form a critical component of the compensation package provided to key employees of the Company and play a substantial role in the Company’s ability to retain the services of individuals essential to the Company’s long-term financial success. The Compensation Committee felt that the Company’s ability to retain key employees would be significantly impaired unless value was restored to their options in the form of replacement options to be granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. However, in order to assure that the option exchange program served its primary purposes of assuring the continued services of key employees and helping to create stockholder value, the Committee imposed several limitations. First, no participant would be eligible to receive a replacement option for his or her cancelled option unless that individual continued in the Company’s employ until the grant date of the replacement option. To assure that the replacement option would not be treated as a variable award for financial accounting purposes, which would otherwise have a negative impact upon the Company’s earnings, no replacement option was to be granted within at least 6 months and a day after the cancellation of the option submitted for exchange. As a result, each participant in the program had to remain in the Company’s employ until the end of that period in order to receive the replacement option. In addition, each replacement option is to vest in accordance with the same vesting schedule, as was in effect for the cancelled option it replaces. As a result, each optionee will only have the opportunity to acquire all the shares subject to the replacement option if her or she remains in the Company’s employ through the end of that vesting period. Finally the participant had to agree to the 25% reduction in the number of his or her options subjected to the option exchange program as an additional condition to his or her participation in the program.

As a result of the deferred grant date for the replacement options, the continuation of the existing vesting schedules for those options and the 25% reduction in the number of new options to be granted, the Compensation Committee believed that the program struck an appropriate balance between the interests of the Company’s employees and those of its stockholders. The replacement options provide an opportunity for executive officers and other employees essential to the Company’s long-term financial success to restore value to the equity component of their compensation package. However, those individuals will enjoy the benefits of their replacement options only if they in fact remain in the Company’s employ and contribute to the Company’s financial success in a manner, which creates stockholder value in the form of increases to the market value of the Company’s common stock. In addition, the participants in the program were required to accept a 25% reduction in the option holdings they submitted for exchange, since the new options cover only 75% of the shares subject to the exchanged options, thereby leaving more shares available for future grant under the Company’s 1999 Stock Incentive Plan and 2000 Supplemental Stock Option Plan without the additional stockholder dilution an increase to the share reserve under the plans would have otherwise created.

Additional Option Repricing.    On November 7, 2002, the Compensation Committee determined that it was once again necessary to adjust the exercise price of outstanding stock options held by the Company’s employees, including the options granted in February 2002 as part of the option exchange program, so that those options would continue to provide a meaningful incentive for the optionees to remain in the Company’s employ. Accordingly, on November 7, 2002, all outstanding options held by current employees (defined as current employees who had not resigned or been given notice of termination on or before November 7, 2002), other than the Chief Executive Officer, with an exercise price in excess of $0.69 per share were repriced to an exercise price of $0.69 per share, the closing selling price per share of the Company’s common stock on that date. Options covering an aggregate of 20,410,780 shares of the Company’s common stock with a weighted average exercise price per share of $2.99 were so repriced, including options for 4,496,500 shares held by the Company’s executive officers with a weighted average exercise price of $2.50 prior to the repricing. Except for such reduction to the exercise price, all the terms and conditions, including the vesting schedule, governing each option immediately prior to the repricing continue in full force and effect. The repricing program will result in variable price accounting for each repriced option so that all appreciation in the value of the shares of the Company’s common stock subject to that option which occurs between the date of the repricing and the date that option is exercised, cancelled or forfeited will be charged as a direct compensation expense against the Company’s earnings for financial reporting purposes. Despite this unfavorable accounting treatment, the Compensation Committee felt that the option repricing was necessary in order to assure stability in the employee population and advance the objective of employee retention by restoring value to the stock options held by the employees essential to the Company’s financial success. As indicated above, stock options are a critical component of the compensation package provided to key employees of the Company and play a substantial role in the Company’s ability to retain the services of those individuals.

Report Submitted by:

David C. Peterschmidt (Chairman) (through September 12, 2002)
Arthur C. Patterson
Lewis O. Wilks
Edward J. Zander

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed of Messrs. Patterson, Wilks and Zander. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company.

Employment Agreements and Certain Transactions

Portal entered into a form of change in control agreement with each of the following executive officers: Messrs. Aronson, Bain, Gaynor, Labuda, Little, Mosher, Regan, Sommer, Vescuso and Wienkoop. Each agreement provides for severance payments to each officer totaling three times that officer’s annual base salary and target bonus compensation and for accelerated vesting of all of such officer’s then unvested options in the event that the officer is terminated without cause (or resigns in connection with a material reduction in responsibilities or compensation) within 12 months following a change in control of Portal. In addition, Mr. Vescuso’s employment agreement provides him with a relocation allowance in the amount of $100,000, which will be available to him through the completion date of his relocation to the Company’s headquarters in Cupertino, California. To the extent he draws upon this allowance, the funds will be issued in the form of an interest-free loan payable in one lump sum upon his termination of employment with Portal at any time prior to

August 13, 2003. However, 50% of the loan will be forgiven once Mr. Vescuso has completed one year of employment with Portal, and the remaining 50% will be forgiven upon his completion of two years of employment with Portal. To the extent the draw down on this allowance is less than $100,000, the remaining amount will be paid to him as a bonus upon the completion date of his relocation. To date, Mr. Vescuso has used $1,752.75 of this relocation allowance. Mr. Vescuso’s employment agreement also provides for a temporary apartment in California and $1,000 per month for temporary living expenses for a one-year period beginning with his hire date or until he relocates to the Company’s headquarters. Mr. Vescuso has to date received a total of $19,463 for temporary apartment and living expenses. Pursuant to the terms of Mr. Wienkoop’s employment agreement, if he is involuntarily terminated by Portal (except in the event of death, disability or for cause), he will receive a severance payment equal to one year’s base salary plus target bonus compensation. Additionally, Mr. Wienkoop’s employment agreement provides for reimbursement to him for all reasonable and customary relocation expenses.

In connection with Mr. Regan’s departure from Portal, he entered into an agreement under which he will receive total severance benefits equal to approximately $291,000. In addition, the company extended from three months to twelve months the period following the termination of his employment in which he would be able to exercise the vested portion of his stock options that had an exercise price above the fair market value on the date of his termination.

In addition, the Compensation Committee as plan administrator of the 1999 Stock Incentive Plan has the authority to grant options and to structure repurchase rights under that plan so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in control of Portal, whether by merger, asset sale, successful tender offer for more than fifty percent of the outstanding voting stock or by a change in the majority of the board by reason of one or more contested elections for board membership, with this vesting to occur either at the time of this change in control or upon the subsequent involuntary termination of the individual’s service within a designated period, not to exceed 18 months, following a change in control.

Officer Loans

On May 22, 2002, the Company loaned Mr. Vescuso the sum of $60,000 to be used for such purposes as he deems appropriate. The loan is evidenced by a promissory note in the principal amount of $60,000 and bears interest at the rate of 3.5% per year. The note will become due and payable to Portal on May 1, 2005, subject to certain acceleration events, including his termination of employment. However, the principal amount of the note will in all events accelerate and become immediately due and payable from time to time to the extent of 2/3 of any bonus or incentive compensation paid to Mr. Vescuso (net of any withholding and other deductions) during the term of the note.

Audit Committee Report

The Audit Committee of the Board is currently comprised of two directors, each of whom meets the independence standards established by the Nasdaq Stock Market, and operates under a written charter adopted by the Audit Committee on March 17, 2000 and approved by the Board of Directors. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. In addition, the Audit Committee recommends to the Board the appointment of the Company’s independent auditors.

The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditor, the overall scope and plan for their independent audit. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with Ernst & Young LLP other matters required by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended by SAS 90 Audit Committee Communications.

Ernst & Young LLP has provided to the Audit Committee the written disclosures and the letter required by Independence Standards No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence. In addition, the Audit Committee considered whether Ernst & Young LLP’s provision of non-audit services to the Company is compatible with Ernst & Young LLP’s independence.

Based on the Audit Committee’s discussion with management and Ernst & Young LLP and the Audit Committee’s review of the representations of Management and the report of Ernst & Young LLP, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2002. The foregoing report is provided by the following independent directors who constitute the Audit Committee.

Robert P. Wayman (Chairman)
Arthur C. Patterson
David C. Peterschmidt (through September 12, 2002)

Independent Auditors Fees

In addition to retaining Ernst & Young LLP, the Company’s independent auditors, to audit the consolidated financial statements for fiscal year 2002, the Company and its subsidiaries retained Ernst & Young LLP, to provide other services and expect to continue to do so in future. The aggregate fees incurred for professional services by Ernst & Young LLP relating to fiscal year 2002 was:

Audit Fees:    $340,000 for services rendered relating to the annual audit of the Company’s consolidated financial statements for fiscal year 2002 and the quarterly reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q filed during fiscal year 2002.

Financial Information Systems Design and Implementation Fees:    There were no services rendered relating to financial information systems design and implementation during fiscal year 2002.

All Other Fees:    $563,000 for all other services rendered during fiscal year 2002. Total other fees relate to audit related services, which typically include fees for accounting consultations, other SEC Registration Statements, and statutorily required audits in certain locations outside the U.S. where the Company has operations, as well as for tax compliance and consulting services.

The information contained in the Compensation Committee Report, the Audit Committee Report, Audit Committee Charter, and reference to the independence of the Audit Committee members and the Stock Performance Graph shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporated that information by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Performance Graph

The following graph and table compare the cumulative total return on a $100 investment in the Company with the cumulative total return on a $100 investment (assuming reinvestment of dividends, if any) in the NASDAQ Stock Market (U.S.) and the JP Morgan H&Q Internet 100 Index for the period commencing on May 6, 1999 (the effective date of the registration statement for Portal’s initial public offering) and on April 30, 1999, in the S&P Information Technology Index, through January 31, 2002:

COMPARISON OF 33 MONTH CUMULATIVE TOTAL RETURN*
AMONG PORTAL SOFTWARE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE JP MORGAN H&Q INTERNET 100 INDEX
AND THE S&P INFORMATION TECHNOLOGY INDEX

*	$100 Invested on 5/6/99 in stock, Nasdaq and JP Morgan or on 4/30/99 in S&P index—including reinvestment of dividends. Fiscal year ending January 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

	5/6/99	1/31/2000	1/31/2001	1/31/2002
Portal	$100	$265.55	$69.57	$11.77
JP Morgan H&Q Internet 100 Index	$100	$187.45	$86.20	$47.77
NASDAQ Stock Market (U.S.)	$100	$159.06	$111.39	$78.23
S&P Information Technology	$100	$145.43	$109.78	$69.96

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, the Company believes that, for the reporting period from February 1, 2001 to January 31, 2002, all required Section 16(a) filings were made on a timely basis, except as described below. One exercise of a stock option by Mr. Aronson and one sale of shares and two exercises of stock options by Mr. Regan were reported on Forms 4 that were filed after the deadline for the applicable filing. Each of the non-employee directors receives an automatic annual stock option grant under the Company’s 1999 Stock Incentive Plan. The automatic option grant for 12,000 shares made to each non-employee director (except for Mr. Wilks) at the 2001 Annual Stockholders Meeting was inadvertently reported after the deadline for filing Form 5 for all of the directors, and the automatic options grant made to Mr. Patterson in 2000 was also reported late.

OTHER MATTERS

The Board of Directors does not know of any other matters to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the appointees named in the enclosed proxy card to vote in accordance with their best judgment on such matters. Under the Company’s bylaws, in order for a matter (including nominations for election of directors) to be deemed properly brought before the Annual Meeting by a stockholder, notice must be delivered to, or mailed and received by, the Secretary of the Company, not less than 120 days prior to the Annual Meeting. The stockholder’s notice to the secretary must set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf of the proposal is made and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. A stockholder nomination for election to the Board of Directors must contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

(i)	the name, age, residence, address, and business address of each proposed nominee and of each such person;

(ii)
the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

(iii)	the amount of stock of the corporation owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and

(iv)
a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the corporation will or may be a party.

The presiding officer of the meeting may refuse to acknowledge any matter or nomination not made in compliance with the foregoing procedure.

Annual Report

A copy of the Annual Report on Form 10-K of the Company for the 2002 fiscal year, as amended has been mailed (or, if applicable, provided electronically) concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Form 10-K

The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 25, 2002, as amended on August 27, 2002. Stockholders may obtain a copy of this report, without charge, by writing to General Counsel and Secretary of the Company at 10200 South De Anza Boulevard, Cupertino, California 95014.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

THE BOARD OF DIRECTORS

Dated: December 23, 2002

APPENDIX A

Form of Amendment if the Board of Directors approves one-for-five exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each five (5) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this           day of                     2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-six exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each six (6) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this           day of                     2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-seven exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each seven (7) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this            day of                     2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-eight exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each eight (8) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this     day of                 2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-nine exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each nine (9) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this     day of                 2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-ten exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each ten (10) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this     day of                 2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-eleven exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each eleven (11) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this     day of                 2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-twelve exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each twelve (12) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this     day of                 2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-thirteen exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each thirteen (13) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this     day of                 2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-fourteen exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each fourteen (14) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this       day of                     2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

Form of Amendment if the Board of Directors approves one-for-fifteen exchange ratio

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PORTAL SOFTWARE, INC.

John E. Little and Mitchell L. Gaynor do hereby certify as follows:

1.	They are the Chief Executive Officer and Secretary, respectively, of Portal Software, Inc., a Delaware corporation (the “Corporation”).

2.
The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and Article IX of the Restated Certificate of Incorporation, as amended, in effect immediately preceding this Certificate of Amendment hereby amends Article IV of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) by adding to the end of Article IV, the following:

Simultaneously with the effective date of this Certificate of Amendment (the “Effective Date”), all shares of Common Stock issued and outstanding or held in treasury shall be and hereby are automatically combined and reclassified as follows:

Each fifteen (15) shares of Common Stock issued and outstanding or held in treasury shall be combined and reclassified (the “Reverse Stock Split”) as one (1) share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest upon the surrender to the Exchange Agent of certificates representing such shares. The cash payment will be equal to the fraction to which the stockholder otherwise would be entitled, multiplied by the average closing sale prices of old shares (as adjusted to reflect the Reverse Stock Split) for the 20 trading days immediately before the Effective Date, as officially reported by Nasdaq. If such price or prices are not available, the fractional share payments will be based on the average of the last bid and ask prices of old shares for such days, in each case as officially reported by Nasdaq, or other such process as determined by the Board of Directors. The ownership of a fractional share will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore described herein.

3.
Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned, being the Chief Executive Officer and Secretary named above, do make this certificate and declare and certify under penalty of perjury that this is their act and deed, and that the facts stated herein are true, and accordingly have set their hands hereto, this       day of                     2003.

John E. Little, Chief Executive Officer

Mitchell L. Gaynor, Secretary

FORM OF PROXY

PORTAL SOFTWARE, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PORTAL SOFTWARE, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated as of December 23, 2002, and hereby appoints John E. Little, Howard A. Bain III and Mitchell L. Gaynor, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of PORTAL SOFTWARE, INC. to be held on Thursday, January 30, 2003 at 10:00 a.m. local time, at The Hilton Garden Inn Cupertino, 10741 North Wolfe Road, Cupertino, CA 95014, and at any adjournment or adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS VOTING

FOR PROPOSAL 1	☒ Please mark votes as in this example
FOR PROPOSAL 2
FOR PROPOSAL 3

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE APPROVAL OF PROPOSALS 2 AND 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.	Election of three Class III Directors. Nominees: John E. Little, Jennifer Taylor and J. David Martin

FOR	WITHHELD ALL NOMINEES	WITHHELD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NAME OF NOMINEE BELOW	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
☐	☐	☐	☐

Nominee:

2.	Proposal to ratify the appointment of Ernst & Young LLP as independent accountants for the Company for fiscal year 2003.	For ☐	Against ☐	Abstain ☐

3.
To consider and act upon a proposed amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at an exchange ratio ranging from one-for-five up to one-for-fifteen (the “Reverse Stock Split”). If the Reverse Stock Split is implemented, and, depending on the exchange ratio approved by the Board of Directors in their sole discretion, every five shares to every fifteen shares of your outstanding common stock will be exchanged for one share of common stock.
		For ☐	Against ☐	Abstain ☐

4.	In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment or adjournments thereof.

(This proxy should be marked, dated, signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:	Signature:	Date: